AMENDMENT TO MANAGEMENT
                STOCK PURCHASE AGREEMENT


       This Amendment (this "Amendment") to Management Stock Purchase Agreement dated as of July 28, 1993, among The Continental Corporation, a New York corporation ("Continental"), Underwriters Re Holdings Corp., a Delaware corporation ("Underwriters Re"), Underwriters Re Corporation, a Delaware corporation ("Underwriters Re Corporation") and each of the individuals listed on the signature pages thereof (the "Management Stockholders"), as supplemented by the August 12, 1993 Supplement to Management Stock Purchase Agreement (as supplemented, the "Management Stock Purchase Agreement") is made as of the 7th day of October, 1993 by the parties hereto. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Management Stock Purchase Agreement.

                  W I T N E S S E T H :

       WHEREAS, the parties hereto desire to amend the Management
Stock Purchase Agreement to accurately reflect the ownership of Shares by Management Stockholders;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and provisions contained herein, the parties hereto agree as follows:

       1.  Amendments.

           (a) The phrase, "or owns of record and has full power and authority to convey free and clear of all Liens" contained in Section
2.1 of the Management Stock Purchase Agreement, be and hereby is amended to read as follows: "or owns beneficially through a trust or similar entity has full power and authority to convey free and clear of all Liens."

           (b) The number appearing opposite Steven H. Newman's name on Schedule 1.3 to the Management Stock Purchase Agreement is hereby amended to read "341,522."

           (c) The numbers appearing opposite the names of each of Pamela Falzone and Judy Mann on the Supplement to Schedule 1.3 to the Management Stock Purchase Agreement are hereby amended, in each case, to read "666."

       2. It is understood that of the Shares appearing opposite Steven H. Newman's name on Schedule 1.3 to the Management Stock Purchase Agreement, 31,000 Shares are held by Chemical Bank as custodian for Steven H. Newman - IRA, that the Shares appearing opposite Peter A. Bengelsdorf's name are held by The Bengelsdorf Family Trust, and that of the Shares appearing opposite Russell T. John's name on Schedule 1.3 to the Management Stock Purchase Agreement, 5,466 Shares are held by the Russell and Eileen John Irrevocable Trust.

       3. Effectiveness. This Amendment shall be deemed to be effective upon execution of the parties below, as of July 28, 1993.

       4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws and in the manner contemplated by the Management Stock Purchase Agreement.

       IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed on the date referenced above.



                            THE CONTINENTAL CORPORATION


                            By:  /s/Wayne Fisher



                            UNDERWRITERS RE HOLDINGS
                            CORP.


                            By:  /s/Peter A. Bengelsdorf
                                 Name: Peter A. Bengelsdorf
                                 Title:	 Chief Financial Officer


                            UNDERWRITERS RE CORPORATION


                            By:  /s/Peter A. Bengelsdorf
                                 Name:	Peter A. Bengelsdorf
                                 Title:	Chief Financial Officer


                            MANAGEMENT STOCKHOLDERS



                            /s/Dennis E. Arnold


                            /s/Peter A. Bengelsdorf


                            /s/Mark A. Bennett


                            /s/Theodore A. Blundell


                            /s/Denise A. Coleman


                            /s/Pamela Falzone


                            /s/Todd J. Hess


                            /s/F. Paul Japp


                            /s/Russell T. John


                            /s/Stephen C. Kolakowski


                            /s/Michael J. Kruse


                            /s/Judy Mann


                            /s/Nancy Moore


                            /s/Steven H. Newman


                            /s/M. Bernard Puckett


                            /s/James P. Rapp


                            /s/Edwin Seaman